ATAC US Rotation ETF

Schedule of Investments (Unaudited)
November 30, 2022

Description	Shares	Value
EXCHANGE TRADED FUNDS - 99.1%
iShares 10-20 Year Treasury Bond ETF (1)(2)	42,553	$4,711,468
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (1)	28,956	2,639,629
TOTAL EXCHANGE TRADED FUNDS
(Cost $6,730,116)		7,351,097

SHORT-TERM INVESTMENTS - 1.0%
First American Government Obligations Fund, Class X, 3.668% (2)
(Cost $74,506)	74,506	74,506

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING - 49.8%
Mount Vernon Liquid Assets Portfolio, LLC, 4.070% (3)
(Cost $3,696,475)	3,696,475	3,696,475

Total Investments - 149.9%
(Cost $10,501,097)		11,122,078
Liabilities in Excess of Other Assets - (49.9)%		(3,700,649)
Total Net Assets - 100.0%		$7,421,429

(1)
Value of this security exceeds 25% of the ATAC US Rotation ETF’s (the “Fund”) net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(2)
This security or a portion of this security was out on loan as of November 30, 2022. Total loaned securities had a value of $3,696,475 or 49.8% of net assets as of November 30, 2022. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3)	The rate shown is the annualized seven-day effective yield as of November 30, 2022.

Summary of Fair Value Exposure at November 30, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2022:

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$–	$7,351,097	$–	$–	$7,351,097
Short-Term Investments	–	74,506	–	–	74,506
Investments Purchased With Collateral From Securities Lending (1)	3,696,475	–	–	–	3,696,475
Total Investments in Securities	$3,696,475	$7,425,603	$–	$–	$11,122,078

(1) Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.